Exhibit 99.1

FOR IMMEDIATE RELEASE

BENCHMARK REPORTS FOURTH QUARTER AND FISCAL YEAR 2025 RESULTS

TEMPE, AZ, February 3, 2026 – Benchmark Electronics, Inc. (NYSE: BHE) today announced financial results for the fourth quarter and year ended December 31, 2025.

Fourth quarter 2025 results:

•
Revenue of $704 million
•
Diluted GAAP earnings per share of $0.17
•
Diluted non-GAAP earnings per share of $0.71
•
Operating cash flow of $59 million with free cash flow of $48 million

Full year 2025 results:

•
Revenue of $2,659 million
•
Diluted GAAP earnings per share of $0.68
•
Diluted non-GAAP earnings per share of $2.40
•
Operating cash flow of $124 million with free cash flow of $85 million

“I am proud of our team’s performance in 2025, culminating in the fourth quarter’s high single-digit revenue growth and EPS growth at more than double that rate,” said Jeff Benck, Benchmark’s CEO.

Benck continued, “As I transition out of the CEO role at the end of the quarter, I have complete confidence in David and the leadership team. Benchmark is in excellent hands and well-positioned for continued success.”

David Moezidis, Benchmark’s President, continued, “I want to thank Jeff for his leadership and for the strong foundation he has built for Benchmark’s next chapter. I’m confident in the opportunities ahead of us and look forward to continuing our momentum as we execute on our growth strategy and create value for all our stakeholders.”

	Three Months Ended
Summary GAAP Items	December 31,	September 30,	December 31,
(Amounts in millions, except per share data)	2024	2025	2025
Revenue	$657	$681	$704
Gross Margin	10.3%	10.0%	10.5%
Operating Margin	4.3%	3.5%	2.9%
Diluted EPS	$0.44	$0.39	$0.17

	Three Months Ended
Summary Non-GAAP Items(1)	December 31,	September 30,	December 31,
(Amounts in millions, except per share data)	2024	2025	2025
Revenue	$657	$681	$704
Gross Margin	10.4%	10.1%	10.6%
Operating Margin	5.1%	4.8%	5.5%
Diluted EPS	$0.61	$0.62	$0.71

Summary GAAP Items	Year Ended December 31,
(Amounts in millions, except per share data)	2024	2025
Revenue	$2,656	$2,659
Gross Margin	10.2%	10.2%
Operating Margin	4.1%	2.9%
Diluted EPS	$1.66	$0.68

Summary Non-GAAP Items(1)	Year Ended December 31,
(Amounts in millions, except per share data)	2024	2025
Revenue	$2,656	$2,659
Gross Margin	10.2%	10.2%
Operating Margin	5.1%	4.9%
Diluted EPS	$2.29	$2.40

(1) A reconciliation of non-GAAP results to the most directly comparable GAAP measures and a discussion of why management believes these non-GAAP results are useful are included below.

Fourth Quarter and Fiscal Year Revenue by Sector

	Three Months Ended						Year Ended
	December 31,		September 30,		December 31,		December 31,		December 31,
(In millions)	2024		2025		2025		2024		2025
Semi-Cap	$198	30%	$185	27%	$171	24%	$723	27%	$741	28%
Industrial	140	21	153	22	144	20	573	22	575	22
A&D	117	18	129	19	137	20	434	16	514	19
Medical	117	18	126	19	144	21	451	17	484	18
AC&C	85	13	88	13	108	15	475	18	345	13
Total	$657	100%	$681	100%	$704	100%	$2,656	100%	$2,659	100%

Cash Conversion Cycle

	Three Months Ended
	December 31,	September 30,	December 31,
	2024	2025	2025
Days in accounts receivable	57	50	50
Days in contract asset	23	26	23
Days in inventory	85	75	69
Days in accounts payable	(54)	(56)	(58)
Days in advance payments from customers	(22)	(18)	(17)
Days in cash conversion cycle	89	77	67

First Quarter 2026 Guidance

•
Revenue between $655 million and $695 million
•
Diluted GAAP earnings per share between $0.31 and $0.37
•
Diluted non-GAAP earnings per share between $0.53 and $0.59
•
Non-GAAP earnings per share guidance excludes stock-based compensation expense of approximately $5.4 million and other non-operating expenses of $5.1 million to $5.5 million, which includes restructuring, amortization of intangibles and other expenses.

Fourth Quarter 2025 Earnings Conference Call

The Company will host a conference call to discuss the results today at 5:00 p.m. Eastern Time. The live webcast of the call and accompanying reference materials will be accessible by logging on to the Company’s website at www.bench.com. A replay of the broadcast will also be available on the Company’s website.

About Benchmark Electronics, Inc.

Benchmark provides comprehensive solutions across the entire product lifecycle by leading through its innovative technology and engineering design services, leveraging its optimized global supply chain, and delivering world-class manufacturing services in the following industries: advanced computing and communications (AC&C), aerospace and defense (A&D), industrial, medical, and semiconductor capital equipment (Semi-Cap). Benchmark’s global operations include facilities in seven countries and its common shares trade on the New York Stock Exchange under the symbol BHE.

For More Information, Please Contact:

Paul Mansky, Investor Relations and Corporate Development

1-623-300-7052 or paul.mansky@bench.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, expressed or implied, concerning the Company’s outlook and guidance for first quarter and fiscal year 2026 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s expectations regarding enterprise AI opportunities, anticipated growth in bookings, and the Company’s expectations regarding restructuring charges, stock-based compensation expense, amortization of intangibles, and capital expenditures, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, the potential of another U.S. government shutdown and the economic impacts, volatility and uncertainty resulting therefrom, geopolitical uncertainties including continuing hostilities and tensions, trade restrictions and sanctions, tariffs and retaliatory countermeasures, the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, or write-downs or write-offs of obsolete or unsold inventory, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of the Company’s operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update.

Non-GAAP Financial Measures

Management discloses certain non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. These non-GAAP financial measures exclude restructuring charges, stock-based compensation expense, amortization of intangible assets acquired in business combinations, certain legal and other settlement losses (gains), customer insolvency losses (recoveries), asset impairments, other significant non-recurring costs and the related tax impacts, including discrete tax items, and other non-GAAP tax adjustments, of all of the above. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Immaterial Correction of an Error

During the fourth quarter of fiscal 2025, we identified immaterial errors related to our income tax calculation. We evaluated the effects of these errors and concluded that they were not material to any previously issued annual or interim financial statements. Accordingly, prior year amounts presented herein for 2024 have been adjusted to correct the immaterial error, which as of December 31, 2024 and for the year then ended (i) understated income tax expense by $2.2 million, income tax receivable by $2.2 million, current taxes payable by less than $0.1 million, deferred tax liabilities by $3.7 million, and (ii) overstated deferred tax assets by $7.2 million and shareholder’s equity by $8.7M.

###

Benchmark Electronics, Inc. and Subsidiaries

Condensed Consolidated Statements of Income

(Amounts in Thousands, Except Per Share Data)

(UNAUDITED)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2025	2024	2025
Sales	$656,887	$704,331	$2,656,105	$2,659,108
Cost of sales	588,962	630,162	2,386,081	2,389,044
Gross profit	67,925	74,169	270,024	270,064
Selling, general and administrative expenses	37,470	38,769	149,460	159,658
Amortization of intangible assets	1,204	1,204	4,817	4,817
Restructuring charges and other costs	727	14,053	6,336	29,540
Income from operations	28,524	20,143	109,411	76,049
Interest expense	(6,175)	(4,097)	(26,922)	(20,158)
Interest income	2,879	1,730	10,208	9,552
Other expense, net	(1,350)	(1,833)	(8,802)	(3,909)
Income before income taxes	23,878	15,943	83,895	61,534
Income tax expense	7,656	9,970	22,769	36,682
Net income	$16,222	$5,973	$61,126	$24,852
Earnings per share:
Basic	$0.45	$0.17	$1.70	$0.69
Diluted	$0.44	$0.17	$1.66	$0.68
Weighted-average number of shares outstanding:
Basic	35,973	35,677	35,970	35,879
Diluted	36,659	36,193	36,759	36,300

Benchmark Electronics, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In Thousands)

(UNAUDITED)

	December 31,	December 31,
	2024	2025
Assets
Current assets:
Cash and cash equivalents	$315,152	$322,064
Restricted cash	12,875	336
Accounts receivable, net	412,458	391,101
Contract assets	167,578	182,870
Inventories	553,654	482,544
Prepaid expenses and other current assets	44,720	69,226
Total current assets	1,506,437	1,448,141
Property, plant and equipment, net	225,097	223,784
Operating lease right-of-use assets	117,995	102,664
Goodwill and other long-term assets	284,915	297,126
Total assets	$2,134,444	$2,071,715

Liabilities and Shareholders’ Equity
Current liabilities:
Current installments of long-term debt	$6,737	$3,750
Accounts payable	354,218	403,222
Advance payments from customers	143,614	115,545
Accrued liabilities	144,536	113,060
Total current liabilities	649,105	635,577
Long-term debt, net of current installments	250,457	206,826
Operating lease liabilities	108,997	98,689
Other long-term liabilities	21,313	30,820
Total liabilities	1,029,872	971,912
Shareholders’ equity	1,104,572	1,099,803
Total liabilities and shareholders’ equity	$2,134,444	$2,071,715

Benchmark Electronics, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In Thousands)

(UNAUDITED)

	Year Ended
	December 31,
	2024	2025
Cash flows from operating activities:
Net income	$61,126	$24,852
Depreciation and amortization	46,144	47,630
Stock-based compensation expense	13,366	17,198
Asset impairments	—	11,102
Accounts receivable	33,953	25,667
Contract assets	7,401	(15,292)
Inventories	127,840	75,167
Accounts payable	(18,283)	32,397
Advance payments from customers	(61,269)	(28,068)
Other changes in working capital and other, net	(21,053)	(66,689)
Net cash provided by operating activities	189,225	123,964

Cash flows from investing activities:
Additions to property, plant and equipment and software	(33,253)	(38,544)
Other investing activities, net	486	5,846
Net cash used in investing activities	(32,767)	(32,698)

Cash flows from financing activities:
Share repurchases	(5,100)	(26,848)
Net debt activity	(74,283)	(47,385)
Other financing activities, net	(29,724)	(31,671)
Net cash used in financing activities	(109,107)	(105,904)

Effect of exchange rate changes	(2,537)	9,011
Net increase (decrease) in cash and cash equivalents and restricted cash	44,814	(5,627)
Cash and cash equivalents and restricted cash at beginning of year	283,213	328,027
Cash and cash equivalents and restricted cash at end of year	$328,027	$322,400

Benchmark Electronics, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Results

(Amounts in Thousands, Except Per Share Data)

(UNAUDITED)

	Three Months Ended			Year Ended
	Dec 31,	Sep 30,	Dec 31,	Dec 31,
	2024	2025	2025	2024	2025
Income from operations (GAAP)	$28,524	$23,661	$20,143	$109,411	$76,049
Restructuring charges and other costs	727	1,211	2,952	6,336	7,444
Stock-based compensation expense	2,626	5,345	2,121	13,366	17,198
Amortization of intangible assets	1,204	1,205	1,204	4,817	4,817
Asset impairments	—	—	11,102	—	11,102
Legal and other settlement loss(1)	239	816	1,174	1,778	13,064
Other	—	357	60	—	728
Customer insolvency (recovery)	—	—	—	(316)	—
Non-GAAP income from operations	$33,320	$32,595	$38,756	$135,392	$130,402
GAAP operating margin	4.3%	3.5%	2.9%	4.1%	2.9%
Non-GAAP operating margin	5.1%	4.8%	5.5%	5.1%	4.9%

Gross profit (GAAP)	$67,925	$67,943	$74,169	$270,024	$270,064
Stock-based compensation expense	503	515	498	1,668	1,958
Customer insolvency (recovery)	—	—	—	(316)	—
Non-GAAP gross profit	$68,428	$68,458	$74,667	$271,376	$272,022
GAAP gross margin	10.3%	10.0%	10.5%	10.2%	10.2%
Non-GAAP gross margin	10.4%	10.1%	10.6%	10.2%	10.2%

Selling, general and administrative expenses	$37,470	$41,520	$38,769	$149,460	$159,658
Stock-based compensation expense	(2,123)	(4,830)	(1,623)	(11,698)	(15,240)
Legal and other settlement loss(1)	(239)	(471)	(1,173)	(1,778)	(2,069)
Other	—	(357)	(60)	—	(728)
Non-GAAP selling, general and administrative expenses	$35,108	$35,862	$35,913	$135,984	$141,621

Net income (GAAP)	$16,222	$14,263	$5,973	$61,126	$24,852
Restructuring charges and other costs	727	1,211	2,952	6,336	7,444
Stock-based compensation expense	2,626	5,345	2,121	13,366	17,198
Amortization of intangible assets	1,204	1,205	1,204	4,817	4,817
Asset impairments	—	—	11,102	—	11,102
Legal and other settlement loss(1)	239	816	1,174	1,778	13,064
Refinancing of Credit Facilities	—	—	—	—	224
Other	—	357	60	—	728
Customer insolvency (recovery)	—	—	—	(316)	—
Income tax adjustments(2)	1,230	(905)	1,182	(3,006)	7,840
Non-GAAP net income	$22,248	$22,292	$25,768	$84,101	$87,269

Diluted earnings per share:
Diluted (GAAP)	$0.44	$0.39	$0.17	$1.66	$0.68
Diluted (Non-GAAP)	$0.61	$0.62	$0.71	$2.29	$2.40

Weighted-average number of shares used in calculating diluted earnings per share:
Diluted (GAAP)	36,659	36,182	36,193	36,759	36,300
Diluted (Non-GAAP)	36,659	36,182	36,193	36,759	36,300

Net cash provided by operations	$45,916	$36,608	$58,676	$189,225	$123,964
Additions to property, plant and equipment and software	(9,032)	(11,494)	(10,590)	(33,253)	(38,544)
Free cash flow	$36,884	$25,114	$48,086	$155,972	$85,420

(1)
Includes settlement of the tax assessment in Mexico that was previously disclosed under Note 15 in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
(2)
This amount represents the tax impact of the non-GAAP adjustments, including discrete tax items, using the applicable effective tax rates. For the three months and year ended December 31, 2025, $4.7 million and $16.0 million, respectively, in discrete tax charges relating to tax impacts that are non-recurring, event-driven, or attributable to prior periods, and not reflective of the Company’s current-year operating performance.